Equity (Tables)	6 Months Ended
Jun. 30, 2019
SHAREHOLDERS' EQUITY :
Schedule of changes in share capital
Number of
shares

Balance at January 1, 2018 (audited)	*)120,185,659

Issuance of shares	9,696,960
Exercise of share options	310,180
ADS granted	222,000

Balance at December 31, 2018 (audited)	*)130,414,799

Issuance of shares	93,673,000

Balance at June 30, 2019 (unaudited)	*)224,087,799

*)	Net of 2,641,693 treasury shares of the Company, held by the Company.